SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )

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Sec. 240.14a   -    12
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                   PUTNAM ARIZONA TAX EXEMPT INCOME FUND
                 PUTNAM FLORIDA TAX EXEMPT INCOME FUND
               PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
                 PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
                PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
                PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
                   PUTNAM OHIO TAX EXEMPT INCOME FUND
               PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
     (Name of    Registrant     as Specified In    Its Charter)

    (Name of    Person(s)     Filing Proxy Statement    if other than
                         Registrant)

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

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN

PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages    10     and    11    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . .         2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . .   10

Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

   A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.   Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year;

3. Approving amendments to certain of your fund's fundamental investment restrictions; and

4. Approving the elimination of certain of your fund's fundamental investment restrictions.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                              Sincerely yours,

                              (signature of George Putnam)
                              George Putnam, Chairman

PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM FLORIDA TAX EXEMPT INCOME FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Arizona Tax Exempt Income Fund
(the "Arizona Fund"); Putnam Florida Tax Exempt Income Fund
(the "Florida Fund"); Putnam Massachusetts Tax Exempt Income Fund (the "Massachusetts Fund"); Putnam Michigan Tax Exempt Income Fund (the "Michigan Fund"); Putnam Minnesota Tax Exempt Income Fund (the "Minnesota Fund"); Putnam New Jersey Tax Exempt Income Fund (the "New Jersey Fund"); Putnam Ohio Tax Exempt Income Fund (the "Ohio Fund"); and Putnam Pennsylvania Tax Exempt Income Fund (the "Pennsylvania Fund") (each a "fund" and, collectively, the "funds"):

A Meeting of Shareholders of your fund will be held on December 5, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1.     Electing Trustees.  See page

   13    .

2.A.   Ratifying the selection by the Trustees of the
       independent auditors of your fund for its current fiscal
       year.  See page    30    .  (For Shareholders of
          the     Arizona Fund, Michigan Fund, New Jersey Fund
       and Ohio Fund only)

2.B.   Ratifying the selection by the Trustees of the
       independent auditors of your fund for its current fiscal
       year.  See page    30    .  (For Shareholders of
          the     Florida Fund, Massachusetts Fund, Minnesota
       Fund and Pennsylvania Fund only)

   3.A.1    .  Approving an amendment to the fund's fundamental
               investment restriction with respect to
               diversification.  See page    32    .  (For
               Shareholders of    the     Massachusetts Fund,
               Michigan Fund, Minnesota Fund and Ohio Fund only)

   3.A.2. Approving an amendment to the fund's fundamental
investment     restriction with respect to diversification.  See
page 34.
       (For Shareholders of the Pennsylvania Fund only)

3.B.1. Approving an amendment to the fund's fundamental
       investment restriction with respect to investments in the
       voting securities of a single issuer.  See page
          35    . (For Shareholders of    the     Massachusetts
       Fund, Michigan Fund, Minnesota Fund, Ohio Fund and
       Pennsylvania Fund only)

3.B.2. Approving an amendment to the fund's fundamental
       investment restriction with respect to investments in the
       voting securities of a single issuer.  See page
          36    .  (For Shareholders of    the     Arizona Fund,
       Florida Fund and New Jersey Fund only)

3.C.1. Approving an amendment to the fund's fundamental
       investment restriction with respect to making loans.  See
       page    38    .  (For Shareholders of    the     Florida
       Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Ohio Fund and Pennsylvania Fund only)

3.C.2. Approving an amendment to the fund's fundamental
       investment restriction with respect to making loans.  See
       page    39    .  (For Shareholders of    the     Arizona
       Fund only)

   3.D.1    .  Approving an amendment to the fund's fundamental
               investment restriction with respect to investments
               in real estate.  See page    41    . (For
               Shareholders of    the     Massachusetts Fund,
               Michigan Fund, Minnesota Fund, Ohio Fund and
               Pennsylvania Fund only)

   3.D.2. Approving an amendment to the fund's fundamental investment restriction with respect to investments in real estate.
       See page 42.  (For Shareholders of the Arizona Fund,
Florida
       Fund and New Jersey Fund only)

3.E.1. Approving an amendment to the fund's fundamental
       investment restriction with respect to concentration of
       their assets.  See page    44    .  (For Shareholders of
          the Florida Fund,
       Massachusetts Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Ohio Fund and Pennsylvania Fund only)

3.E.2. Approving an amendment to the fund's fundamental
       investment restriction with respect to concentration of
       its assets.  See page    45    .  (For Shareholders of
          the     Arizona Fund only)

3.F.   Approving an amendment to the fund's fundamental
       investment restriction with respect to senior securities.
       See page    46    .  (For Shareholders of all funds)

3.G.1. Approving an amendment to the fund's fundamental
       investment restriction with respect to investments in
       commodities.  See page    47    .  (For Shareholders of
          the     Florida Fund, New Jersey Fund and Pennsylvania
       Fund only)

3.G.2. Approving an amendment to the fund's fundamental
       investment restriction with respect to investments in
       commodities.  See page    48    .  (For Shareholders of
          the     Massachusetts Fund, Michigan Fund, Minnesota
       Fund and Ohio Fund only)

3.G.3. Approving an amendment to the fund's fundamental
       investment restriction with respect to investments in
       commodities.  See page    50    .  (For Shareholders of
          the     Arizona Fund only)

4.A. Approving the elimination of the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management owns securities. See
       Page    51    .  (For Shareholders of all funds)

4.B.1. Approving the elimination of the fund's fundamental
       investment restriction with respect to margin
       transactions.  See page    52    .  (For Shareholders of
          the     Florida Fund, New Jersey Fund and Pennsylvania
       Fund only)

4.B.2. Approving the elimination of the fund's fundamental
       investment restriction with respect to margin
       transactions.  See page    54    .  (For Shareholders of
          the     Massachusetts Fund, Michigan Fund, Minnesota
       Fund and Ohio Fund only)

4.B.3. Approving the elimination of the fund's fundamental
       investment restriction with respect to margin
       transactions.  See page    55    .  (For Shareholders of
          the     Arizona Fund only)

4.C.   Approving the elimination of the fund's fundamental
       investment restriction with respect to short sales.  See
       page    57    .  (For Shareholders of all funds)

4.D.1. Approving the elimination of the fund's fundamental
       investment restriction with respect to pledging assets.
       See page    58    .  (For Shareholders of    the
       Florida Fund, Massachusetts Fund, Michigan Fund,
       Minnesota Fund, Ohio Fund and Pennsylvania Fund only)

4.D.2. Approving the elimination of the fund's fundamental
       investment restriction with respect to pledging assets.
       See page    60    .  (For Shareholders of    the
       Arizona     Fund only)

4.D.3. Approving the elimination of the fund's fundamental
       investment restriction with respect to pledging assets.
       See page    62    .  (For Shareholders of    the New
       Jersey     Fund only)

4.E.1. Approving the elimination of the fund's fundamental
       investment restriction with respect to investments in
       restricted securities.  See page    64    .  (For
       Shareholders of    the Florida Fund, Massachusetts Fund,
       Michigan fund, Minnesota Fund, New Jersey Fund, Ohio Fund and Pennsylvania fund only)

4.E.2. Approving the elimination of the fund's fundamental
       investment restriction with respect to investments in
       restricted securities. See page    66    .  (For
       shareholders of    the     Arizona Fund only)

4.F.1. Approving the elimination of the fund's fundamental
       investment restriction with respect to investments in
       certain oil, gas and mineral interests.  See page
          67    .  (For Shareholders of    the     Massachusetts
       Fund, Michigan Fund, Minnesota Fund, Ohio Fund and
       Pennsylvania Fund only)

4.F.2. Approving the elimination of the fund's fundamental
       investment restriction with respect to investments in
       certain oil, gas and mineral interests.  See page
          69    .  (For Shareholders of    the     Florida Fund
       only)

4.F.3. Approving the elimination of the fund's fundamental
       investment restriction with respect to investments in certain oil, gas and mineral interests. See page
          70    .  (For Shareholders of    the     New Jersey
       Fund only)

4.G.   Approving the elimination of the fund's fundamental
       investment restriction with respect to investing to gain
       control of a company's management.  See page    72    .
       (For Shareholders of all funds)

4.H. Approving the elimination of the fund's fundamental investment restriction with respect to investments in
       other investment companies.  See page    72    .  (For
       Shareholders of    the     New Jersey Fund only)

   4.I.   Approving the elimination of the fund's fundamental
       investment restriction with respect to the trading its portfolio securities. See page 74. (For Shareholders of the Pennsylvania Fund only)

5. Transacting other business as may properly come before the meeting.

By the Trustees
George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

October    18    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of the following funds:

               Putnam Arizona Tax Exempt Income Fund
               Putnam Florida Tax Exempt Income Fund
               Putnam Massachusetts Tax Exempt Income Fund
               Putnam Michigan Tax Exempt Income Fund
               Putnam Minnesota Tax Exempt Income Fund
               Putnam New Jersey Tax Exempt Income Fund
               Putnam Ohio Tax Exempt Income Fund
               Putnam Pennsylvania Tax Exempt Income Fund

for use at the Meeting of Shareholders of each fund to be held on December 5, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

   The table on page 9 sets forth the proposals that apply to your fund. Proposals 3.A.-3.G. relate to amending certain fundamental restrictions and proposals 4.A.-4.I. relate to eliminating certain fundamental restrictions. Each Fund will vote separately with respect to each applicable proposal.






Proposal
Arizona
Fund
Florida
Fund
Massachusetts
Fund
Michigan
Fund
Minnesota
Fund
New Jersey
Fund
Ohio
Fund
Pennsylvania
Fund


1 (Trustees)
x
x
x
x
x
x
x
x


2.A. (Auditors--Coopers & Lybrand L.L.P.)
x


x

x
x



2.B. (Auditors--Price Waterhouse LLP)

x
x

x

x



3.A.1. (Diversification)


x
x
x

x



3.A.2. (Diversification







x


3.B.1. (Voting securities)


x
x
x

x
x


3.B.2. (Voting securities)
x
x



x




3.C.1. (Making loans)

x
x
x
x
x
x
x


3.C.2. (Making loans)
x









3.D.1. (Real estate)


x
x
x

x
x


3.D.2. (Real estate)
x
x



x




3.E.1. (Concentration)

x
x
x
x
x
x
x


3.E.2. (Concentration)
x









3.F. (Senior securities)
x
x
x
x
x
x
x
x


3.G.1. (Commodities)

x



x

x


3.G.2. (Commodities)


x
x
x

x



3.G.3. (Commodities)
x









4.A. (Security ownership by management)
x
x
x
x
x
x
x
x


4.B.1. (Margin transactions)

x



x

x


4.B.2. (Margin transactions)


x
x
x

x



4.B.3. (Margin transactions)
x









4.C. (Short sales)
x
x
x
x
x
x
x
x


4.D.1. (Pledging)

x
x
x
x

x
x


4.D.2. (Pledging)
x









4.D.3. (Pledging)





x




4.E.1. (Restricted securities)

x
x
x
x
x
x
x


4.E.2. (Restricted securities)
x









4.F.1. (Oil, gas and mineral interests)


x
x
x

x
x


4.F.2. (Oil, gas and mineral interests)

x








4.F.3. (Oil, gas and mineral interests)





x




4.G. (Investing for control)
x
x
x
x
x
x
x
x


4.H. (Investing in investment companies)





x




4.I. (Trading portfolio securities)

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1. For the election of all nominees    (For shareholders of each fund
   voting separately    ;

2.A.    For selecting Coopers & Lybrand L.L.P. as independent auditors of your
        fund; (For Shareholders of    the     Arizona Fund, Michigan Fund, New
        Jersey Fund and Ohio Fund only)   ; and

2.B.    For selecting Price Waterhouse LLP as independent auditors of your fund
               (For Shareholders of    the     Florida Fund, Massachusetts Fund,
        Minnesota Fund and Pennsylvania Fund only)   .

The Trustees also reccomend that you vote (to the extent applicable to your fund):

3.A. For amending the fund's fundamental investment restriction with respect to diversification;

   3.B    .    For amending the fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer;

   3.C    .    For amending the fund's fundamental investment restriction with
               respect to    making loans;

3.D. For amending the fund's fundamental investment restriction with respect to investments in real estate;

   3.E    .    For amending the fund's fundamental investment restriction with
               respect to concentration of    its assets;

3.F. For amending the fund's fundamental investment restriction with respect to senior securities;

   3.G    .    For amending the fund's fundamental investment restriction with respect to investments in commodities;

4.A. For eliminating the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management owns securities;

   4.B    .    For eliminating the fund's fundamental investment restriction with respect to margin transactions;

4.C. For eliminating the fund's fundamental investment restriction with respect to short sales;

   4.D    .    For eliminating the fund's fundamental investment restriction with respect to pledging assets;

   4.E    .    For eliminating the fund's fundamental investment restriction
               with respect to         investments in restricted securities;

   4.F    .    For eliminating the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests;

4.G. For eliminating the fund's fundamental investment restriction with respect to investing to gain control of a company's management;

4.H.    For eliminating the fund's fundamental investment restriction with
        respect to investments in other investment companies   ; and

4.I.    For eliminating the fund's fundamental investment
   restriction with respect to trading its portfolio securities.


Who is eligible to vote?

Shareholders of record at the close of business on September 6, 1996, are entitled to be present and to vote at the meeting of their fund or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement
have been mailed to shareholders of record on or about October    18    , 1996.


Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before your fund's meeting, your shares will be voted at the Trustees' discretion.

Shares of each fund will vote separately with respect to each of the proposals set forth below.

The Proposals

I. ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 53, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Mr. Patterson is a graduate of Harvard College and Harvard Law School.


Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's
largest media conglomerates.   He previously served as a Director of several
other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc.,
EG&G, Inc.,    Perseptive     Biosystems, Inc., Management Sciences For Health,
Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Ms. Baxter, Dr. Shapiro and Mr. Jackson, all the nominees were elected by the shareholders of Michigan Fund, Minnesota Fund and Ohio Fund in May 1992; for Massachusetts Fund in July 1992 and for Florida Fund and Pennsylvania Fund in July 1993. Ms. Baxter, Dr. Shapiro and Mr. Jackson were elected by the Trustees of each fund in January 1994, April 1995 and May 1996, respectively. All the nominees were elected by the shareholders of New Jersey Fund in July 1994, except for Dr. Shapiro and Mr. Jackson, who were elected by the Trustees of that fund in April 1995 and May 1996, respectively. Except for Mr. Jackson, all the nominees were elected by the shareholders of Arizona Fund in May 1995. Mr. Jackson was elected by the Trustees of that fund in May 1996. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for
other nominees at their discretion, or the Trustees may         fix the number
of Trustees at less than 14 for your fund.

What are the Trustees' responsibilities?

Each fund's Trustees are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The Trustees periodically review each fund's investment performance as well as the quality of other services provided to each fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of each fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by each fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $47 million.
The table below lists each Trustee's current investments in    each of     the
   funds     and in the Putnam funds as a group.
                          Share Ownership by Trustees as of June 28, 1996*











Trustees
Year
first
elected
as
Trustee
of
Putnam
funds






Arizona
Fund






Florida
Fund






Massachusetts
Fund






Michigan
Fund






Minnesota
Fund






New
Jersey
Fund






Ohio
Fund






Pennsylvania
Fund
Number of
shares
owned of
all Putnam
funds**


Jameson A. Baxter
1994
110
110
111

110
110
114
110
111
24,102


Hans H. Estin
1972
132
140
255

260
248
141
258
139
26,270


John A. Hill
1985
132
137
388

387
234
141
243
139
123,624


Ronald J. Jackson
1996
170
169
2,756

170
171
172
171
165
12,209


Elizabeth T.
Kennan
1992
110
248
210

110
110
126
110
121
27,475


Lawrence J.
Lasser
1992
107
121
100

261
258
129
262
121
451,608


Robert E.
Patterson
1984
114
100
167

114
114
103
114
101
60,322


Donald S. Perkins
1982
326
328
422

400
377
352
407
352
160,110


William F. Pounds
1971
159
165
7,200

375
364
166
378
180
348,913


George Putnam
1957
1,356
1,372
36,518
(1)
2,027
1,969
887
2,051
891
1,516,577


George Putnam,
III
1984
138
140
14,307
(2)
644
616
141
642
484
287,830


Eli Shapiro
1995***
--
--
39,072

--
--
--
--
--
80,677


A.J.C. Smith
1986
139
141
369

368
357
151
367
156
35,339


W. Nicholas
Thorndike
1992
110
121
58,398

130
129
129
131
121
79,113



* Except as noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of the funds.
** These holdings do not include shares of Putnam money market funds.
*** Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

(1) Mr. Putnam has shared voting power and shared investment power with respect to 13,670
        of    thses     shares        .

(2) Mr. Putnam, III has shared voting power and shared investment power with respect to
        13,670 of these shares        , in which he has no present economic
        interest.

As of June 28, 1996, the Trustees and officers of the funds    collectively
owned the
following number of shares of each fund: Arizona Fund, 3,104; Florida Fund, 3,292;
Massachusetts Fund, 236,216; Michigan Fund, 5,357; Minnesota Fund, 5,056; New Jersey Fund,
2,751; Ohio Fund 5,246; and Pennsylvania Fund, 3,080; comprising less than 1% of the outstanding shares of each respective fund on that date.

What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

   - by carefully reviewing each fund's investment performance on an individual basis with each fund's managers;

   - by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

   -    by discussing with senior management of Putnam
        Management steps being taken to address any performance deficiencies;

   - by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

   - by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

   - by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of each fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by each fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

Compensation Table+
                                    Aggregate compensation from:
[CAPTION]

                                                                             Total
                                                                          compenstion

                                                     New                        from all
Arizona Florida Massachusetts Michigan  MinnesotaJersey  Ohio   Pennsylvania    Putnam
 Fund*      Fund*       Fund*      Fund*   Fund*      Fund*  Fund*    Fund*    funds**



Jameson A. Baxter
$773
$860
$867
$779
$761
$873
$825
$827
$ 150,854


Hans H. Estin
 770
 857
 863
 776
 758
 869
 821
 824
  150,854


John A. Hill
 765
 850
 856
 770
 753
 862
 816
 818
  149,854


Elizabeth T.
Kennan
 770
 857
 863
 776
 758
 869
 821
 824
  148,854


Lawrence J. Lasser
 766
 852
 858
 772
 754
 863
 817
 819
  150,854


Robert E.
Patterson
 792
 885
 893
 798
 780
 898
 848
 851
  152,854


Donald S. Perkins
 767
 853
 859
 773
 755
 865
 818
 820
  150,854


William F. Pounds
781   ***

880   *
**

889   ***

788   ***<
/R>

767

   ***</R
>

892

   ***


839   *
**

843   ***</R
>
  149,854


George Putnam
 770
 857
 863
 776
 758
 869
 821
 824
  150,854


George Putnam, III
 770
 857
 863
 776
 758
 869
 821
 824
  150,854


Eli Shapiro***
 792
 886
 893
 799
 780
 899
 848
 852
   95,372


A.J.C. Smith
 765
 850
 856
 771
 753
 862
 816
 818
  149,854


W. Nicholas
Thorndike
 792
 885
 893
 799
 780
 899
 848
 851
  152,854



+    Ronald J. Jackson became a Trustee of the funds effective May 3, 1996 and received no
     compensation from these

   funds     or the other Putnam funds in 1995.

* Includes an annual retainer and an attendance fee for each meeting attended.

**   Reflects total payments received from all Putnam funds in the most recent calendar
     year.  As of December 31, 1995, there were 99 funds in the Putnam family.

*** Includes additional compensation for services as Vice Chairman of the Putnam funds.

     **** Elected as a Trustee in April, 1995.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your    Funds,"     on page    79    .

Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses.

2.A. SELECTION OF INDEPENDENT AUDITORS

     (FOR    THE     ARIZONA FUND, MICHIGAN FUND, NEW JERSEY FUND
     AND OHIO FUND ONLY)

Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, independent accountants, has been selected by the
Trustees as the auditor of    your fund     for the current
fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes of each fund on the matter is necessary to ratify the selection of auditors for each such fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.


2.B. SELECTION OF INDEPENDENT AUDITORS

     (FOR    THE     FLORIDA FUND, MASSACHUSETTS FUND, MINNESOTA
     FUND AND PENNSYLVANIA FUND ONLY)

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the
auditor of    your fund     for the current fiscal year.  Among
the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes of each fund on the matter is necessary to ratify the selection of auditors for each such fund. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

PROPOSALS 3 AND 4

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to your
 fund's fundamental investment restrictions, including the elimination of certain of these restrictions. The purpose of these changes is to standardize the investment restrictions of the Putnam funds, including your fund where appropriate,
 and in
certain cases to increase the fund's investment flexibility. By having standard investment restrictions for the Putnam funds, Putnam Management will be able to more easily monitor each fund's compliance with its investment policies. Most of these changes
will have little practical effect on the way    your fund is
managed given    its     current investment objective and

policies.

Several of these changes expand    your     fund's opportunities
to invest in securities that generate taxable income.  In any
case,    your     fund will continue to meet the asset
composition requirements under the Internal Revenue Code of 1986, as amended (the "Code") for passing through tax-exempt income as exempt-interest dividends to its shareholders.


Several
 of the proposals request that certain fundamental
restrictions be made non-fundamental, so that    the
fund affected thereby would have the ability to modify or
eliminate these
restrictions at a later date
 without shareholder
approval.     The U.S. Congress recently approved a bill that
would     end all state-imposed investment limitations on
investment companies like the    fund.  I is expected that the
bill will be enacted into law in early October 1996 and will go into effect immediately thereafter. Since many of the fund's
non-fundamental     restrictions are the result of state
securities law requirements   which would no longer apply to the
fund after the law goes into effect, the law     would most
likely lead to the removal of some or all of these non-fundamental restrictions.

The    following proposals only apply to your fund to the extent
specified; please disregard any proposals that do not specifically state that they apply to your fund.

Shareholders of each fund vote separately on    each relevant
proposal    .  Voting on any proposal by one fund will not affect
voting on that proposal by any other fund.

   The adoption of any of these proposals is not contingent on the adoption of any other proposal.

3.A.1            .  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION         WITH RESPECT TO DIVERSIFICATION

     (FOR    THE     MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA
     FUND AND OHIO FUND ONLY)

The Trustees are recommending that    the     fund's fundamental
investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction
expected to be used by other Putnam funds and to grant    the
fund the maximum investment flexibility permitted by the Investment Company Act of 1940, as amended ("1940 Act"). Under
the 1940 Act,    the     fund, as a diversified fund, generally
may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of
   the     fund's total assets is not subject to this
restriction.

   The     fund's current restriction is more restrictive, and
states that the fund may not:

     "Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of a fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies or instrumentalities or to tax-exempt securities."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not ...

     With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment,
      more than 5% of the total assets of the
     fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
     government or its agencies or instrumentalities."

If the proposed change is approved,    the     fund will be able
to invest up to 25% of its total assets in the securities of any one issuer. The amended restriction would continue to exclude from its limitations U.S. government securities, and would clarify, consistent with applicable rules, that investments in issuers of tax-exempt securities are subject to this limitation.
Following the amendment,    the     fund would continue to be a
diversified investment company for purposes of the 1940 Act.

Putnam Management believes that this enhanced flexibility could
assist    the     fund in achieving its investment objective.
However, during times when Putnam Management invests a higher
percentage of    the     fund's assets in one or more issuers,
the value of the fund's shares may fluctuate more widely than the value of shares of a portfolio investing in a larger number of issuers.

Required    vote    .  Approval of this proposal by    a     fund
requires the affirmative vote
of
 the lesser of (1) more than 50%
of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.B.2. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO DIVERSIFICATION

     (FOR THE PENNSYLVANIA FUND ONLY)

The Trustees are recommending that the fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restriction expected to be used by other Putnam funds.

The fund's current restriction states that the fund may not:

     "With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Pennsylvania Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S., government or its agencies or instrumentalities."

The proposed amended fundamental investment restriction is set forth below:

     "The fund may not...
     With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities."

The proposed amendment would merely conform the fund's restriction and would have no effect on the fund's investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B.1.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF
          A SINGLE ISSUER

     (FOR    THE     MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA
     FUND, OHIO FUND AND PENNSYLVANIA FUND ONLY)

The Trustees are recommending that    the     fund's fundamental
investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to be used by other Putnam funds and to
grant    the     fund the maximum flexibility permitted under the
1940 Act.  The 1940 Act prohibits a diversified fund, such as
        the    fund    , from investing, with respect to 75% of
its total assets, in the voting securities of an issuer if as a result it would own more than 10% of the outstanding voting
securities of that issuer.     The     fund's current investment
restriction, which is more restrictive than the 1940 Act, states that the fund may not:

     "Acquire more than 10% of the voting securities of any issuer."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not ...

     With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

The amendment enables    the     fund to purchase more than 10%
of the voting securities of an issuer with respect to 25% of
   the     fund's total assets.  Since    the     fund invests
primarily in fixed-income securities, which are not typically voting securities, this proposal will have little practical
effect on    the     fund.  Nevertheless, Putnam Management
believes it would be in the best interest of    the     fund to
conform the policy to provide it with maximum flexibility should circumstances change.


To
 the extent    the     fund individually or with other funds
and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

Required vote.  Approval of this proposal by    the     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B.2     AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO INVESTMENTS IN THE VOTING SECURITIES OF
          A SINGLE ISSUER

     (FOR    THE     ARIZONA FUND, FLORIDA FUND AND NEW JERSEY
     FUND ONLY)

The Trustees are recommending that    the     of the
above-referenced fund's fundamental investment restriction with respect to investments in the voting securities of a single issuer be revised to reflect the standard restriction expected to
be used by other Putnam funds and to grant    the     fund the
maximum flexibility permitted under the Code.  Under the Code, a
nondiversified fund   ,     such as         the    fund    , may
not invest, with respect to 50% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The remaining 50% of the fund's total assets is not subject to this
limitation.     The     fund's current investment restriction,
which is more restrictive than applicable tax rules, states that the fund may not:

     "Acquire more than 10% of the voting securities of any issuer."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not ...

     With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

The amendment enables    the     fund to purchase more than 10%
of the voting securities of an issuer with respect to 50% of the
fund's total assets.  Since    the     fund invests primarily in
fixed-income securities, which are not typically voting securities, this proposal will have little practical effect on
   the     fund.  Nevertheless, Putnam Management believes it
would be in the best interest of    the     fund to conform the
policy to provide    the     fund with maximum flexibility should
circumstances change.


To
 the extent    the     fund individually or with other funds
and accounts managed by Putnam Management or its affiliates were to own all or a major portion of the outstanding voting securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these voting securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at prices significantly lower than if they were more widely held.

Required vote.  Approval of this proposal by    the     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.C.1.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO MAKING LOANS

     (FOR    THE     FLORIDA FUND, MASSACHUSETTS FUND, MICHIGAN
     FUND, MINNESOTA FUND, NEW JERSEY FUND, OHIO FUND AND
     PENNSYLVANIA FUND ONLY)

The Trustees are recommending that    the     of the
above-referenced fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds, to remove
any asset limitations on    the     fund's ability to enter into
repurchase agreements and to permit    the     fund to enter into
securities loans.  The current restriction states that    the
fund may not:

     "Make loans, except by purchase of debt obligations in which a fund may invest consistent with its investment policies, or by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value).

The proposed amended fundamental investment restriction is set forth below.


     "The fund may not ...

     Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
     ."


Following the amendment,    the     fund may, consistent with its
investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit.

Given    the     fund's investment policies and the fact that
securities loans give rise to taxable income, Putnam Management
does not presently intend to engage in    repurchase agreements
or     securities loans    to any significant extent     on
behalf of    the     fund.

When    the     fund enters into a repurchase agreement, it
typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's
cost plus interest.  When    the     fund enters into a
securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.C.2.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO MAKING LOANS

     (FOR    THE     ARIZONA FUND ONLY)

The Trustees are recommending that the         fund's fundamental
investment restriction with respect to making loans be revised to reflect the standard restriction expected to be used by other Putnam funds and to remove any asset limitations on the fund's ability to enter into repurchase agreements and securities loans. The current restriction states that the fund may not:

     "Make loans, except by purchase of debt obligations in which the Arizona Fund may invest consistent with its investment policies, or by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its assets."

The proposed amended fundamental investment restriction is set forth below.


     "The fund may not ...

     Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
     ."


Following the amendment, the fund may, consistent with its investment objective and policies and applicable law, enter into repurchase agreements and securities loans without limit.

Given the fund's investment policies and the fact that securities loans give rise to taxable income, Putnam Management does not
presently intend to engage in    repurchase agreements or
securities loans    to any significant extent     on behalf of
the fund.

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.D.1.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO INVESTMENTS IN REAL ESTATE

     (FOR    THE     MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA
     FUND, OHIO FUND AND PENNSYLVANIA FUND ONLY)

The Trustees are recommending that    the     fund's fundamental
investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be
used by other Putnam funds and to grant    the     fund the
maximum flexibility in light of current regulatory requirements.
Although the    fund is     required to have a fundamental policy
with respect to investments in real estate,    its     current
restriction is more restrictive than current state securities law
requirements.   The current restriction         states that the
fund may not:

     "Purchase or sell real estate, although it may purchase or sell securities which are secured by or represent interests in real estate."

The proposed amended fundamental investment restriction is set forth below.


     "The fund may not ...

     Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment enables    the     fund to invest in a
wide range of real estate-related investments, many in which
   the     fund may already invest under    its     current
restriction. In addition, each fund would be able to own real estate directly as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and dispose of real estate may serve to
protect    the     fund during times where an issuer of debt
securities is unable to meet its obligations.

Since    the     fund invests primarily in fixed-income
securities, the proposal will have little practical effect
        except to the extent the    fund's     investments are
secured by the real estate holdings of an issuer. Nevertheless, Putnam Management believes it would be in the best interest of
   the     fund to conform the policy to provide    it     with
maximum flexibility should circumstances change.

In order to enforce its rights in the event of a default of an
issuer of real estate-related securities,    the     fund may be
required to participate in various legal proceedings or take possession of and manage assets securing the issuer's
obligations.  This could increase    the     fund's operating
expenses and adversely affect the fund's net asset value.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D.2.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO INVESTMENTS IN REAL ESTATE

     (FOR    THE     ARIZONA FUND, FLORIDA FUND AND NEW JERSEY
     FUND ONLY)

The Trustees are recommending that    the     of the
above-referenced fund's fundamental investment restriction with respect to investments in real estate be revised to reflect the standard restriction expected to be used by other Putnam funds.
The current restriction         states that the fund may not:

     "Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amended fundamental investment restriction is set forth below.


     "The fund may not ...

     Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

The proposed amendment would merely conform    the     fund's
restriction and would have no effect on    the     fund's
investments.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.E.1.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO CONCENTRATION OF ITS ASSETS

     (FOR    THE     FLORIDA FUND, MASSACHUSETTS FUND, MICHIGAN
     FUND, MINNESOTA FUND, NEW JERSEY FUND, OHIO FUND AND
     PENNSYLVANIA FUND ONLY)

The Trustees are recommending that    the     fund's fundamental
investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other
Putnam funds        .  The current restriction states that the
fund may not:

     "Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities and tax-exempt securities, except obligations backed only by the assets and revenues of nongovernmental issuers) if as a result of such purchase more than 25% of the fund's total assets would be invested in any one industry."

The proposed amended fundamental restriction is set forth below.

     "The fund may not ...

     Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

The proposed amendment would merely conform    the     fund's
restriction and would have no effect on    the     fund's
investments.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.E.2.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO CONCENTRATION OF ITS ASSETS

     (FOR    THE     ARIZONA FUND ONLY)

The Trustees are recommending that the         fund's fundamental
investment restriction regarding concentration be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except obligations backed only by the assets and revenues of nongovernmental issuers) if as a result of such purchase, more than 25% of the Arizona Fund's total assets would be invested in any one industry."

The proposed amended fundamental restriction is set forth below.

     "The fund may not ...

     Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of non-governmental issuers) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry."

The proposed amendment would merely conform the fund's restriction and would have no effect on the fund's investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.F. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO SENIOR SECURITIES

     (FOR    EACH FUND)

The Trustees are recommending that the    fund's     fundamental
investment restriction with respect to the issuance of senior securities be revised to reflect the standard restriction expected to be used by other Putnam funds and to make it clear
that    the     fund is not restricted from borrowing money
consistent with its investment policies. Generally, a "senior security" is a security which has priority over any other security as to distribution of assets or dividends and technically includes all indebtedness over 5% of a fund's assets.
The current restriction states that    the     fund may not:

     "Issue any class of securities which is senior to the fund's shares of beneficial interest."

The proposed amended fundamental investment restriction is set forth below.

     "The fund may not ...

     Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings."

Although Putnam Management believes that    the     fund may
currently borrow money to the maximum extent permitted by its existing policies (up to 10% of its total assets) without violating its current restriction, it believes that amending the restriction will avoid any possible ambiguity.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


3.G.1.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO INVESTMENTS IN COMMODITIES

     (FOR    THE     FLORIDA FUND, NEW JERSEY FUND AND
     PENNSYLVANIA FUND ONLY)

The Trustees are recommending that    the     fund's fundamental
investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that
   the     fund may not:

     "Purchase or sell commodities or commodity contracts, except that a fund may write and purchase financial futures contracts and related options."

The proposed amended fundamental    investment     restriction is
set forth below.

     "The fund may not ...

     Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction,    the     fund will continue to
be able to engage in a variety of transactions involving the use of financial futures and options, as well as various other financial transactions to the extent consistent with its
investment objectives and policies.  Although    the     fund may
already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth each fund's policy. The addition of financial transactions not
involving         physical commodities is intended to give
   the     fund maximum flexibility to invest in a variety of
financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks
associated with futures and options.  However, given    the
fund's investment policies and the fact that foreign currency
exchange transactions give rise to taxable income,         the
   fund does not     currently    intend     to engage in such
investments.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.G.2.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO INVESTMENTS IN COMMODITIES

     (FOR    THE     MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA
     FUND AND OHIO FUND ONLY)

The Trustees are recommending that    the     of the
above-referenced fund's fundamental investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds.
The current restriction states that    the     fund may not:

     "Purchase or sell commodities or commodity contracts, except that a fund may write and purchase options on financial futures contracts and buy and sell financial contracts."

The proposed amended fundamental    investment     restriction is
set forth below.

     "The fund may not ...

     Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction,    the     fund will continue to
be able to engage in a variety of transactions involving the use of financial futures and options, as well as various other financial transactions to the extent consistent with its
investment objectives and policies.  Although    the     fund may
already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth each fund's policy. The revised restriction also clarifies that the
   fund     can enter into financial futures contracts, which is
not made clear in the current restriction.  The addition of
financial transactions not involving         physical commodities
is intended to give    the     fund maximum flexibility to invest
in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks
associated with futures and options.  However, given    the
fund's investment policies and the fact that foreign currency
exchange transactions give rise to taxable income,         the
   fund does not      currently    intend     to engage in such
investments.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.G.3.    AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
          WITH RESPECT TO INVESTMENTS IN COMMODITIES

     (FOR    THE     ARIZONA FUND ONLY)

The Trustees are recommending that the         fund's fundamental
investment restriction with respect to investments in commodities be revised to reflect the standard restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Purchase or sell commodities or commodity contracts, except that the Arizona Fund may purchase and sell financial futures contracts and related options."

The proposed amended fundamental    investment     restriction is
set forth below.

     "The fund may not ...

     Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction, the fund will continue to be able to engage in a variety of transactions involving the use of financial futures and options, as well as various other financial transactions to the extent consistent with its investment objectives and policies. Although the fund may already engage in many of these activities, Putnam Management believes that the revised language more clearly sets forth the fund's policy. The
addition of financial transactions not involving         physical
commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve the direct purchase or sale of physical commodities, which is the intended focus of the restriction.

Foreign exchange transactions are subject to many of the risks associated with futures and options. However, given the fund's investment policies and the fact that foreign currency exchange transactions give rise to taxable income, the fund currently has no intention of engaging in such investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.A. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN SECURITIES OF ISSUERS IN
     WHICH MANAGEMENT OF THE FUNDS OR PUTNAM INVESTMENT
     MANAGEMENT OWNS SECURITIES

     (FOR    EACH FUND)

The Trustees are recommending eliminating the    fund's
fundamental investment restriction which prevents    the     fund
from investing in the securities of issuers in which management of the fund or Putnam Management owns a certain percentage of securities and replacing it with a standard non-fundamental investment restriction expected to be used by other Putnam
funds.  The current restriction states that    the     fund may
not:

     "Invest in securities of any issuer if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the shares or securities of that issuer together own more than 5%."

The funds originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is
approved, the Trustees intend to replace    the fund's
fundamental restriction with the following substantially identical non-fundamental investment restriction to comply with the remaining state requirement:

     "The fund may not. . .

     Invest in the securities of any issuer, if, to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

By making this policy non-fundamental, the funds will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

If the restriction were to be eliminated,    the     fund would
be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam
Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.B.1.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS

     (FOR    THE FLORIDA FUND, NEW JERSEY FUND AND PENNSYLVANIA
     FUND)

The Trustees are recommending that the         fund's fundamental
investment restriction with respect to margin transactions be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

     "Purchase securities on margin, except such short-term
     credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and
        related     options."

The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following substantially identical non-fundamental investment restriction to comply with the remaining state requirement:

     "The fund may not. . .

     Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options."

   The new restriction includes margin payments in connection with all options transactions, not just options on futures, in its exception.

By making this policy non-fundamental,    each     fund will have
the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment
policies, which generally permit    each     fund to borrow money
only in limited circumstances.




Required vote.  Approval of this proposal    by a fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   4.B.2. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS

     (FOR THE MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND
     AND OHIO FUND ONLY)

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

     "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options on financial futures contracts and on futures contracts."

The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following substantially identical non-fundamental investment restriction to comply with the remaining state requirement:

     "The fund may not. . .

     Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options."

The new restriction includes margin payments in connection with all options transactions, not just options on futures, in its exception.

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.


Required vote. Approval of this proposal by a fund requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.B.3.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO MARGIN TRANSACTIONS

     (FOR THE ARIZONA FUND ONLY)

The Trustees are recommending that the fund's fundamental investment restriction with respect to margin transactions be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

     "Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with futures contracts and options."

The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following substantially identical non-fundamental investment restriction to comply with the remaining state requirement:

     "The fund may not. . .

     Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options."

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is currently limited by SEC guidelines which prohibit margin transactions because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which generally permit the fund to borrow money only in limited circumstances.



Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.C. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO SHORT SALES

     (FOR    EACH FUND)

The Trustees are recommending that the    fund's     fundamental
investment restriction with respect to short sales be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds.  The current
restriction states that    the     fund may not:

     "Make short sales of securities or maintain a short sale position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

   The     fund originally adopted this restriction to comply
with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental restriction with the following substantially identical non-fundamental restriction to comply with the remaining state requirement:

     "The fund may not ...

     Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short."

By making this policy non-fundamental, the funds will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

Given    the     fund's investment policies and the fact that
short sales give rise to taxable income, Putnam Management does not currently intend to engage in short sales on behalf of the
   fund    .  Nevertheless, Putnam Management believes it is in
the best interest of    the     fund to conform the policy and
make it non-fundamental to provide the fund with maximum flexibility should circumstances change.




Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.D.1.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO PLEDGING ASSETS

     (FOR    THE     FLORIDA FUND, MASSACHUSETTS FUND, MICHIGAN
     FUND, MINNESOTA FUND, OHIO FUND AND PENNSYLVANIA FUND ONLY)

The Trustees are recommending that    the     of the above-
referenced fund's fundamental investment restriction which limits
   the     fund's ability to pledge its assets be eliminated and
replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) in connection with borrowings permitted by restriction 1 above. [Restriction 1 referred to in this restriction allows the fund to borrow up to 10% of its assets for certain limited purposes.]

Certain state securities laws impose restrictions on    the
fund's ability to pledge its assets,  but these limitations are
less restrictive than    the     fund's current restriction and
are not required to be contained in a fundamental policy. For this reason, Putnam Management believes that the current restriction is unnecessarily restrictive and should be eliminated. If the proposal is approved, the Trustees intend to replace this restriction with the following non-fundamental investment restriction to comply with current state requirements:


     "The fund may not ...

     Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings."

This proposal would enable    the     fund to pledge up to one-
third of its total assets in connection with fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions, will not be restricted.

Putnam Management believes that this enhanced flexibility could
assist    the     fund in achieving its investment objective.
Further, Putnam Management believes that    the     fund's
current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may
require borrowers such as the    fund     to pledge assets in
order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If
the    fund     needed to borrow the maximum amount permitted by
its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of
   the     fund's total assets.  Thus, the current restriction
could have the effect of reducing the amount that    the     fund
may borrow in these situations.

By making this policy non-fundamental,    the     fund will have
the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

Pledging assets does entail certain risks. To the extent that a fund pledges its assets, the fund may have less flexibility in
liquidating its assets.  If a large portion of    the     fund's
assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote.  Approval of this proposal by    the     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.D.2.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO PLEDGING ASSETS

     (FOR    THE     ARIZONA FUND ONLY)

The Trustees are recommending that the         fund's fundamental
investment restriction which limits the fund's ability to pledge its assets be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost or current value) in connection with borrowings permitted by restriction 1 above. [Restriction 1 referred to in this restriction allows the fund to borrow up to 10% of its assets for certain limited purposes.]

Certain state securities laws impose restrictions on the fund's ability to pledge its assets, but these limitations are less restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. For this reason, Putnam Management believes that the current restriction is unnecessarily restrictive and should be eliminated. If the proposal is approved, the Trustees intend to replace this restriction with the following non-fundamental investment restriction to comply with current state requirements:

     "The fund may not ...

     Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings."

This proposal would enable the fund to pledge up to one-third of its total assets in connection with fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions, will not be restricted.

Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.D.3.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO PLEDGING ASSETS

     (FOR    THE     NEW JERSEY FUND ONLY)

The Trustees are recommending that the         fund's fundamental
investment restriction which limits the fund's ability to pledge its assets be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by restriction 1 above. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin for financial futures contracts, options on such contracts and on securities indices are not deemed to be pledges or other encumbrances.) [Restriction 1 referred to in this restriction allows the fund to borrow up to 10% of its assets for certain limited purposes.]

Certain state securities laws impose restrictions on the fund's ability to pledge its assets, but these limitations are less restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. For this reason, Putnam Management believes that the current restriction is unnecessarily restrictive and should be eliminated. If the proposal is approved, the Trustees intend to replace this restriction with the following non-fundamental investment restriction to comply with current state requirements:

     "The fund may not ...

     Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings."

This proposal would enable the fund to pledge up to one-third of its total assets in connection with fund borrowings; other activities which could be deemed to be pledges or other encumbrances, such as collateral arrangements with respect to certain forward commitments, futures contracts and options transactions, will not be restricted.

Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. If the fund needed to borrow the maximum amount permitted by its policies (currently 10% of its total assets), it might be possible that a bank would require collateral in excess of 15% of the fund's total assets. Thus, the current restriction could have the effect of reducing the amount that the fund may borrow in these situations.

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.E.1.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO INVESTMENTS IN RESTRICTED
          SECURITIES

     (FOR    THE     FLORIDA FUND, MASSACHUSETTS FUND, MICHIGAN
     FUND, MINNESOTA FUND, NEW JERSEY FUND, OHIO FUND AND
     PENNSYLVANIA FUND ONLY)

The Trustees are recommending that    the     of the above-
referenced fund's fundamental investment restriction which limits each fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction
states that    the     fund may not:

     "Purchase securities restricted as to resale, if, as a result, such investments would exceed 15% of the value of a fund's net assets, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable."

Putnam Management believes the restriction is unnecessary in light of current regulatory requirements, which prohibit
   the     fund from investing more than 15% of its net assets in
any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding
securities determined by the Trustees of    the     fund (or the
person designated by the Trustees of    the     fund to make such
determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days.

These requirements are currently reflected in the fund's non-fundamental policy with respect to illiquid investments. Eliminating the fundamental investment restriction would, therefore, provide the fund with maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments without the need for shareholder approval.

To the extent    the     fund invests in illiquid investments,
the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In
addition,    the     fund could encounter difficulty satisfying
redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote.  Approval of this proposal by    the     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.E.2.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH  RESPECT TO INVESTMENTS IN RESTRICTED
          SECURITIES

     (FOR    THE     ARIZONA FUND ONLY)


The Trustees are recommending that the         fund's fundamental
investment restriction which limits the fund's investments in securities subject to restrictions on resale, which are known as "restricted securities," be eliminated. The current fundamental investment restriction states that the fund may not:

     "Purchase securities the disposition of which is restricted under federal securities law, if, as a result, such investments would exceed 15% of the value of the Arizona Fund's current net assets, excluding restricted securities that have been determined by the Trustees of the Arizona Fund (or the person designated by them to make such determinations) to be readily marketable."

Putnam Management believes the restriction is unnecessary in light of current regulatory requirements, which prohibit the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days.

These requirements are currently reflected in the fund's non-fundamental policy with respect to illiquid investments. Eliminating the fundamental investment restriction would, therefore, provide the fund with maximum flexibility to respond quickly to legal, regulatory and market developments regarding illiquid investments without the need for shareholder approval.

To the extent the fund invests in illiquid investments, the fund may encounter difficulty in determining the fair value of such securities for purposes of computing net asset value. In addition, the fund could encounter difficulty satisfying redemption requests within seven days if it could not readily dispose of its illiquid investments.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

4.F.1.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO CERTAIN OIL, GAS AND
          MINERAL INTERESTS

     (FOR    THE     MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA
     FUND, OHIO FUND AND PENNSYLVANIA FUND ONLY)

The Trustees are recommending that    the     of the above-
referenced fund's fundamental investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that
   the     fund may not:

     "Buy or sell oil, gas or other mineral leases, rights or royalty contracts."

   The     fund originally adopted the restriction to comply with
certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to adopt the following non-fundamental restriction to comply with the remaining state requirement:

     "The fund may not ...

     Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of such leases, rights or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

Putnam Management believes that the current restriction is
unnecessarily restrictive, and could prevent    the     fund from
investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment
objective.  If the proposal is approved,    the     fund would be
able to invest, consistent with applicable regulatory requirements, in a variety of securities the value of which is dependent upon the value of oil, gas and mineral interests, including securities which represent interests in, are secured by, or are issued by companies which deal in, such interests.
Also, in certain limited circumstances,    the     fund would be
permitted to directly own oil, gas and mineral interests as a result of the exercise of its rights in connection with debt obligations it owns. In such cases, the ability to acquire and
dispose of such interests may serve to protect    the     fund
during times where an issuer of debt securities is unable to meet its obligations.

By making this policy non-fundamental,    the     fund will have
the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.
   The proposal will have little practical effect on the fund except to the extent the fund's investments are secured by oil, gas and mineral interests.

Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products. In addition, in order to enforce its rights in the event of a default of an issuer of these
securities,    the     fund may be required to participate in
various legal proceedings or take possession of and manage assets securing the issuer's obligations. This could increase the fund's operating expenses and adversely affect the fund's net asset value.

Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.F.2.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO INVESTMENTS IN CERTAIN OIL,
          GAS AND MINERAL INTERESTS

     (FOR    THE     FLORIDA FUND ONLY)

The Trustees are recommending that the         fund's fundamental
investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated and replaced by an identical standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

The fund originally adopted the restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to adopt an identical non-fundamental restriction to comply with the remaining state requirement.

By making this policy non-fundamental, the fund will be able to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval. However, given the fund's investment policies, Putnam Management has no current intention of causing the fund to invest in such securities.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.F.3.    ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
          RESTRICTION WITH RESPECT TO INVESTMENTS IN CERTAIN OIL,
          GAS AND MINERAL INTERESTS

     (FOR    THE     NEW JERSEY FUND ONLY)

The Trustees are recommending that the         fund's fundamental
investment restriction with respect to investments in oil, gas and mineral leases, rights or royalty contracts be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

The fund originally adopted the restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to adopt the following substantially similar non-fundamental restriction to comply with the remaining state requirement:

     "The fund may not ...

     "Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of such leases, rights or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."

By making this policy non-fundamental, the fund will be able to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval. However, given the fund's investment policies, Putnam Management has no current intention of causing the fund to invest in such securities.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.G. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTING TO GAIN CONTROL OF A COMPANY'S
     MANAGEMENT

     (FOR    EACH FUND)

The Trustees are recommending that the    fund's     fundamental
investment restriction which states that the    fund     may not
   "make     investments for the purpose of gaining control of a
company's management" be eliminated.  Eliminating the restriction
would make it clear that    the     fund can freely exercise its
rights as a shareholder of the various companies in which it may
invest, which activities    could     at times fall under the
technical definition of control    under the securities laws    .
These rights may include the right to actively oppose or support
the management of such companies   and to communicate its views
with respect to various matters.  Since the     fund invests
primarily in fixed-income securities, this proposal will not
impact the majority of    its     investments.  Nevertheless,
Putnam Management believes it would be in the best interest of
   the     fund to eliminate the restriction.




Required vote.  Approval of this proposal by    a     fund
requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


4.H. ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
     WITH RESPECT TO INVESTMENTS IN OTHER INVESTMENT COMPANIES

     (FOR    THE     NEW JERSEY FUND ONLY)

The Trustees are recommending that the         fund's fundamental
investment restriction with respect to investments in other investment companies be eliminated and replaced by a standard non-fundamental investment restriction expected to be used by other Putnam funds. The current restriction states that the fund may not:

     "Invest in the securities of other registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets."

The 1940 Act and certain state securities laws impose limitations on the fund's ability to invest in other investment companies, but these limitations are less restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. For these reasons, Putnam Management believes that the current restriction is unnecessarily restrictive and should be eliminated. If the proposal is approved, the Trustees intend to replace the current restriction with the following non-fundamental investment restriction to comply with the current requirements:

     "The fund may not ...

     "Invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions."

This new non-fundamental restriction would allow the fund to invest in other open-end companies in open-market investments. Such investment companies may involve duplication of some fees and expenses, but may also provide attractive investment
opportunities.      Of course, any such investment by the fund
would be subject to the restrictions imposed under the 1940 Act in effect from time to time. Putnam Management believes that this enhanced flexibility could assist the fund in meeting its objective.

By making this policy non-fundamental, the fund will have the ability to modify or eliminate the restriction to increase investment flexibility without the need for shareholder approval.

   Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT TO THE TRADING OF ITS PORTFOLIO SECURITIES

     (FOR THE PENNSYLVANIA FUND ONLY)

The Trustees are recommending that the fund's fundamental investment restriction with respect to the trading of its portfolio securities be eliminated. The current fundamental investment restriction states that the fund may not:

"Trade the fund's securities for the purpose of seeking profits except that the fund may vary its portfolio securities (i) to eliminate unsafe investments and investments not consistent with the preservation of the fund's capital or the tax status of the fund's investments; (ii) to honor redemption orders and meet anticipated redemption requirements and negate gains from discount purchases; (iii) to reinvest the earnings from securities in like securities; or (iv) to defray normal administrative expenses. The fund may vary its portfolio securities if (i) there has been an adverse change in security's credit rating or in that of its issuer or in Putnam Management's credit analysis of the security or its issuer; (ii) there has been, in the opinion of Putnam Management, a deterioration or anticipated deterioration in general economic or market conditions affecting issuers of tax exempt securities, or a change or anticipated change in interest rates; (iii) adverse changes or anticipated changes in market conditions or economic or other factors temporarily affecting the issuers of one or more portfolio securities make necessary or desirable the sale of such security or securities in anticipation of the fund's repurchase of the same or comparable securities at a later date; or (iv) Putnam Management engages in the alternative investment practices described below. The fund may purchase or sell financial futures contracts and related options on securities and securities indices for hedging purposes."

The fund originally adopted this restriction to comply with Pennsylvania securities laws requirements, but Pennsylvania no longer requires the fund to adhere to this policy. Putnam management believes that the current restriction is unnecessarily restrictive, and could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective. If the proposal is approved, the fund would have increased flexibility to respond to market or interest rate changes and new investment opportunities.

The fund will continue to be restricted by its other investment policies concerning its portfolio holdings.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more or the share of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. The shareholders of each fund vote separately on the proposals presented for their fund. In the case of each fund, thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings.  The meeting of shareholders of
   each     fund is called to be held at the same time as the
meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of each fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. Each fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Each fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Each fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, each fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each of the funds has retained at its expense D.F. King & Co. Inc., 77 Water Street,
New York, NY 10055, to aid in the solicitation    of
instructions for registered and nominee accounts, for a fee not
to exceed    $2,500     per fund         plus reasonable out-of-
pocket expenses for mailing and phone costs.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Each of the fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and each fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Such fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Each fund will furnish, without charge, to any of its shareholders upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Funds

Limitation of Trustee liability. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

Officers and other information.  In addition to George Putnam and
Lawrence J. Lasser, the officers of    each     fund are as
follows:





                Year first elected to office







   Name (age)





Office
Massachusetts
Michigan
Minnesota
Ohio and
Pennsylvania
Funds




Arizona
Funds


Florida
and
New Jersey
Funds


Charles E. Porter (58)
Executive
Vice President
   1989
1991
1990


Patricia C. Flaherty (49)
Senior
Vice President
   1993
1993
1993


John D. Hughes (61)
Senior
Vice President
& Treasurer
   1987
1991
1990


Gordon H. Silver (49)
Vice President
   1990
1991
1990


Gary N. Coburn (50)
Vice President
   1988
1991
1995/1990
(FL)/(NJ)


Blake E. Anderson
   (40)
Vice President
   1994
1995
1994


Howard K. Manning
       (43)   *</R
>
Vice President


   1993
1995
--


Richard P. Wyke
       (40)   **</R
>
Vice President


   1993
--
1990/1994
(FL)/(NJ)


Leslie J. Burke
       (33)   ***</
R>
Vice President


   1996
1991
1996


James E. Erickson
   (61)
Vice President
   1987
1991
1990


William N. Shiebler
       (54)   ****<
/R>
Vice President


   1991
1991
1991


John R. Verani (57)
Vice President
   1987
1991
1990


Paul M.    O'Neill
(43)
Vice President
   1992
1992
1992


Beverly Marcus
   (52)
Clerk
   1987
1991
1990
























   __________________________

*    Portfolio Manager and Vice President of Arizona, Michigan and Minnesota
Fund
     only    .
**   Portfolio Manager and Vice President of Florida,         Ohio and
     Pennsylvania Funds    only    .
***  Portfolio Manager and Vice President of New Jersey Fund.
       **** President of Putnam Mutual Funds.

All of the officers of your fund are employees of Putnam Management or its affiliates.
Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and
Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith
 (nominees for
Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor
servicing fees paid or allowed by the fund.

Assets and shares outstanding of each fund
as of    August 30    , 1996






Fund Name
-----------------

Net Assets
----------
Class A
Shares
-------
Class B
Shares
-------

Class M
Shares
-------


Arizona Fund
   $149,726,36
7
13,771,685
2,862,954
44,431</
R>


Florida Fund



   303,121,770
27,280,353
6,025,675
122,316<
/R>


Massachusetts Fund



   341,459,681
28,885,109
7,842,394
308,808<
/R>


Michigan Fund



   172,848,629
15,584,445
3,504,198
68,011</
R>


Minnesota Fund



   130,787,678
11,020,339
3,586,343
106,938<
/R>


New Jersey Fund



   309,293,985
26,061,636
8,523,563
42,394</
R>


Ohio Fund



   232,346,508
21,082,054
4,974,121
75,010</
R>


Pennsylvania Fund



   258,099,743
20,174,494
7,756,787
53,976</
R>





5% beneficial ownership as of

   September 10    , 1996


Arizona Fund



Persons beneficially owning more than 5% of the fund's class A shares

   Merrill Lynch, Pierce Fenner         766,224 shares
  & Smith, Inc.                      or 5.50%
Mutual Fund Operations
Third Floor
4800 Deer Lake Drive East
Jacksonville, Florida



Persons beneficially owning more than 5% of the fund's class B shares

   Merrill Lynch, Pierce Fenner         171,113 shares
     & Smith, Inc.                      or 6.00%




Persons beneficially owning more than 5% of the fund's class M shares

   G. Donald and Elizabeth A. Haarer    4,881 shares
354 Forest Highlands                 or 12.40 %
Flagstaff, Arizona 86001

Edward D. Jones & Co.                9,489 shares
FAO Essie Martin                     or 32.08%
P.O. Box 2500
Maryland Heights, Missouri 63043

Edward D. Jones & Co.                8,436 shares
FAO Susan M. Hamm                    or 28.52%
P.O. Box 2500
Maryland Heights, Missouri 63043

Donaldson, Lufkin Jenrette           11,044 shares
Securities Corporation, Inc.         or 37.33%
P.O. Box 2052
Jersey City, New Jersey  07303



Florida             Fund



Persons beneficially owning more than 5% of the fund's class A shares

Merrill Lynch, Pierce Fenner         2,562,698 shares
  & Smith, Inc.                      or 9.30%



Persons beneficially owning more than 5% of the fund's class B shares

Merrill Lynch, Pierce Fenner         491,384 shares
  & Smith, Inc.                      or 8.20%



Persons beneficially owning more than 5% of the fund's class M shares

Randy M. Poffo Trust                 27,909 shares
7650 Bayshore Drive                  or 22.70%
Apartment 1003B
St. Petersburg, Florida  33706

John R. McAllister                   10,727 shares
12372 Cormorant Drive                or 8.70%
Jacksonville, Florida  32223

Sylvia Maulitz                       8,584 shares
101 Clyde Morris Boulevard           or 6.90%
Apartment 313
Ormond Beach, Florida 32174

Edward D. Jones & Company            18,447 shares
P.O. Box 2500                        or 15%
Maryland Heights, Missouri  63043

Raymond James & Associates, Inc.     27,809 shares
P.O. Box 12749                       or 23%
St. Petersburg, Florida 33733

Paine Webber                         6,255 shares
100 Harbor Blvd.                     or 5%
Weehauken, New Jersey  07087



Massachusetts Fund



Persons beneficially owning more than 5%         None
of the fund's class A shares



Persons beneficially owning more than 5%            None
of the fund's class B shares



Persons beneficially owning more than 5% of the fund's class M shares

Nicholas J. Stasinos Trust            22,119 shares
22 Brewster Street                    or 7.10%
Plymouth, Massachusetts  02360

Lewis Legon                           98,375 shares
3 Rockaway Avenue                     or 54%
Marblehead, Massachusetts  01945

Smith Barney Inc.                     53,437 shares
388 Greenwich Street                  or 29.68
New York, New York  10013

Prudential Securities, Inc.           11,391 shares
FBO Ruth G. Beck                      or 6.33%
290 Kingstown Way
Apt. 298
Duxbury, Massachusetts 02332



Michigan Fund



Persons beneficially owning more than 5%
of the fund's class A shares                      None



Persons beneficially owning more than 5%
of the fund's class B shares                      None



Persons beneficially owning more than 5% of the fund's class M shares

Pauline B. Pickford Trust             14,179 shares
64 Pleasant Street                    or 20.90%
Oxford, Michigan  49442

Frank R. Farkas                       14,017 shares
1832 Ada Avenue                       or 20.70%
Muskegon, Michigan  49442

Emory J. & Lowell F. Anderson         8,004 shares
JTWROS                                or 11.80%
1481 East Jackson Road
Saint Louis, Michigan  48880

Edward Jones & Co.                    4,007 shares
FAO James R. Dealing &                or 16.34 %
  Elizabeth E. Dealing
P.O. Box 2500
Maryland Heights, Missouri  63043







Persons beneficially owning more than 5%          None
of the fund's class A shares



Persons beneficially owning more than 5%          None
of the fund's class B shares



Persons beneficially owning more than 5% of the fund's class M shares

Craig M. Larson & Gary & Tim          26,852 shares
  C. Larson & Pam Nichelson &         or 25.20%
Edna Larson JTWROS
200 Chanview Road
Chanhassen, Minnesota  55317

Kermit J. Swenson                     14,826 shares
Gladys J. Swenson TTEES               or 13.90%
Swenson Family Trust
7819 408th Street
Kenyon, Minnesota  55946

Gertrude L. Palublicki TOD            6,895 shares
Ann L.P. Gustin                       or 6.40%
576 East 2nd Street
Winona, Minnesota  55987

Edward D. Jones & Co.                 19,464 shares
FAO Elizabeth A. Nelson               or 74.92%
P.O. Box 2500
Maryland Heights, Missouri  63043



New Jersey Fund



Persons beneficially owning more than 5% of the fund's class A shares

Merrill Lynch, Pierce Fenner         2,638,025 shares
  & Smith, Inc.                      or 10.10%



Persons beneficially owning more than 5% of the fund's class B shares

Merrill Lynch, Pierce Fenner         765,724 shares
  & Smith, Inc.                      or 9.10%



Persons beneficially owning more than 5% of the fund's class M shares

Thomas Chiego & Phyllis A. Chiego    12,866 shares
  JTWROS                             or 27.80%
48 Huntley Road
Summit, New Jersey  07901

Jack Keshish                         8,926 shares
2 Dimisa Drive                       or 19.30%
Holmdel, New Jersey  07733

David Cavagnaro & Nancy Cavagnaro    7,659 shares
  JTWROS                             or 16.50%
148 Lakeview Avenue
South Plainfield, New Jersey  07080

Edward J. Gibeny & Ellen Gibeny      4,188 shares
  JTWROS                             or 9.00%
25 Hickory Place
Apartment E24
Chatham, New Jersey  07928

Kathleen Sisolak & Stephen Sisolak   3,135 shares
  JTWROS                             or 6.70%
P.O. Box 198
Lakeview Drive Road
Apartment 2
Basking Ridge, New Jersey  07920

Allen Samuels & Joan Samuels JTWROS  2,525 shares
563 Stonewall Drive                  or 5.40%
Smithville, New Jersey  08201

Christine Vallet & Andres Vallet     2,315 shares
  JTWROS                             or 5.00%
40 Fieldcrest Way
Hazlet, New Jersey  07730

Ohio Fund



Persons beneficially owning more than 5%          None
of the fund's class A shares



Persons beneficially owning more than 5% of the fund's class B shares

Merrill Lynch, Pierce Fenner         653,757 shares
  & Smith, Inc.                      or 13.20%



Persons beneficially owning more than 5% of the fund's class M shares

Hess and Gault Lumber Sole           5,856 shares
  Proprietorship                     or 7.80%
Attn:  Danny L. Ungerer
707 County Road
P.O. Box 1302
Ashland, Ohio  44805

Rick D. Gerdeman & Linda A.          5,116 shares
  Gerdeman JTWROS                    or 6.80%
816 Atalan Trail
Lima, Ohio  44805



Donaldson, Lufkin Jenrette           23,441 shares
  Securities Corp.                   or 31%
P.O. Box 2052
Jersey City, New Jersey  07303



Pennsylvania Fund



Persons beneficially owning more than 5% of the fund's class A shares

BHC Securities Inc.                   1,474,769 shares
Trade House Account                   or 27.04%
100 N. 20th Street
Philadelphia, Pennsylvania  19103



Persons beneficially owning more than 5% of the fund's class B shares

Merrill Lynch, Pierce Fenner         578,252 shares
  & Smith, Inc.                      or 7.60%



Persons beneficially owning more than 5% of the fund's class M shares

Nancy Wyndham                        5,154 shares
Hillendale Road                      or 12.10%
P.O. Box 831
Mendenhall, Pennsylvania  19357

Sharon L. Haller                     4,124 shares
610 Cambridge Court                  or 9.60%
Palmyra, Pennsylvania  17078

Gerald M. Stuczynski Rev Trust       3,016 shares
Mary Ann Stuczynski                  or 7.00%
3008 Florida Avenue
Erie, Pennsylvania  16504

Patricia A. Fox                      2,186 shares
119 Haverford Drive                  or 5.10%
Laflin, Pennsylvania 18702

Edward D. Jones, & Co.               3,607 shares
FAO Sara M. Breski                   or 23.20%
P.O. Box 2500
Maryland Heights, Missouri  63043

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided.
Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Street

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
City                          State                    Zip

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Telephone

DO YOU HAVE ANY COMMENTS?

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on December 5, 1996        for
 Putnam
Arizona Tax Exempt Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E.
Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Arizona Tax Exempt Income Fund on December 5, 1996, at
 2:00 p.m.,
Boston time, and at any adjournments thereof, all of the shares of the fund that the
undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us.
If you simply
sign the proxy, it will be voted Trustees as set forth in Proposal 1 and FOR each of
the other Proposals  listed below    .  In their discretion, the Proxies will
also be
authorized to vote upon such other matters that may properly come before the meeting.

Note: If you have questions on any of the proposals, please call 1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.  If you are a joint owner, each
owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Shareholder sign here                             Date

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Co-owner sign here                                Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T.
     Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam,
     G. Putnam, III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _

PROPOSAL TO:






2.A.




Ratify the selection
of Coopers & Lybrand
L.L.P. as the
independent auditors
of your fund.
FOR

/    /
AGAINST

/    /
ABSTAIN

/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:







B.2.

Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.2.

Making loans.

/    /

/    /

   /    /



D.2.
Investments in real
estate.
/    /
/    /</R
>
/    /



E.2.


   Concentration of
its assets    .
/    /
/    /
/    /



F.
Senior
   securities    .
/    /
/    /
/   /



G.3.
Investments in
   commodities    .
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management
owns securities.





/    /





/    /





/    /



B.3.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



   D
 .2</
R>.
Pledging assets.
/    /
/    /
/    /



E.2.
Investments in
restricted
securities.


/    /


/    /


/    /



G.
Investing to gain
control of a
company's
management.


/    /


/    /


/    /

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided.
Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

City                          State                    Zip
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Telephone
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DO YOU HAVE ANY COMMENTS?

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed
for your convenience.

THANK YOU!
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on December 5, 1996 for
Putnam Pennsylvania Tax Exempt Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E.
Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Pennsylvania Tax Exempt Income Fund on December 5, 1996,
 at 2:00
p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us.
If you simply
sign the proxy, it will be voted Trustees as set forth in Proposal 1 and FOR each of
the other Proposals  listed below    .  In their discretion, the Proxies will
also be
authorized to vote upon such other matters that may properly come before the meeting.

Note:     If you have questions on any of the proposals, please call
1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.  If you are a joint owner, each
owner should sign.  When signing as executor, administrator, attorney, trustee,
 or
guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Shareholder sign here                             Date

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Co-owner sign here                                Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T.
     Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam,
G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PROPOSAL TO:






2.B.



Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR

/    /
AGAINST

/    /
ABSTAIN

/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






   A
 .2.
Diversification.
/    /
/    /
/
/



B.1.
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.1.

Making loans.

/    /

/    /

/    /




   D
 .1</
R>.

Investments in real
estate.
/    /
/    /
/    /



E.1.


   Concentration of
its assets    .
/    /
/    /
/    /



F.
Senior
   securities    .
/    /
/    /
/   /



G.1.
Investments in
   commodities    .
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management
owns securities.





/    /





/    /





/    /



B.1.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.1.
Pledging assets.
/    /
/    /
/    /



E.1.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas and
mineral interests.
/    /
/    /
/    /



G.
Investing to gain
control of a
company's
management.
/    /
/    /
/    /



I.
Trading its
portfolio
securities.
/    /
/    /
/    /

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided.
Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to
provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

City                          State                    Zip
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Telephone
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DO YOU HAVE ANY COMMENTS?

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on December 5, 1996        for
Putnam
Florida Tax Exempt Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E.
Patterson, and each of them separately, Proxies, with power of substitution, and hereby
authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Florida Tax Exempt Income Fund on December 5, 1996, at 2:00 p.m.,
Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us.
If you simply
sign the proxy, it will be voted Trustees as set forth in Proposal 1 and FOR each of
the other Proposals
as listed below    .  In their discretion, the Proxies will also be authorized to vote
upon such other matters that may properly come before the meeting.

Note:     If you have questions on any of the proposals, please call
1-800-225-
          1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee,
 or
guardian, or as custodian for a minor, please give your full title as such.
If you are
signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Shareholder sign here                             Date

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _
Co-owner sign here                                Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T.
     Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam,
 G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PROPOSAL TO:







2.B.



Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR

/    /
AGAINST

/    /
ABSTAIN

/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






B.2.
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.1.

Making loans.

/    /

/    /

   /    /



D.2.
Investments in real
estate.
/    /
/
/
/    /



E.1.
   Concentration of
its assets    .
/    /
/    /
/    /



F.
Senior
   securities    .
/    /
/    /
/   /



G.1.
Investments in
   commodities    .
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of issuers
in which management
of the fund or Putnam
Investment
Management
owns securities.





/    /





/    /





/    /



B.1.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.1.
Pledging assets.
/    /
/    /
/    /



E.1.
Investments in
restricted
securities.

/    /

/    /

   /    /



F.2.
Investments in
certain oil, gas and
mineral interests.
/    /
/
/
/    /



G.
Investing to gain
control of a
company's management.
/    /
/    /
/    /

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided.
Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with
your signed proxy in the enclosed envelope.

Street
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

City                          State                    Zip
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Telephone
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DO YOU HAVE ANY COMMENTS?

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _    _ _     _ _ _ _ _ _ _ _ _ _ _ _ _
Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on December 5, 1996, for Putnam Massachusetts Tax Exempt Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E.
Patterson, and each of them separately, Proxies, with power of substitution, and hereby
authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Massachusetts Tax Exempt Income Fund on December 5, 1996,
 at 2:00
p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the
undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us.
If you simply
sign the proxy, it will be voted Trustees as set forth in Proposal 1 and FOR each of
the other Proposals listed below    .  In their discretion, the Proxies will
 also be
authorized to vote upon such other matters that may properly come before the meeting.

Note:     If you have questions on any of the proposals, please call
1-800-225-
          1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.
If you are a joint owner, each
owner should sign.  When signing as executor, administrator, attorney, trustee,
 or
guardian, or as custodian for a minor, please give your full title as such.
If you are
signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Shareholder sign here                             Date

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Co-owner sign here                                Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T.
     Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam,
G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names
below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PROPOSAL TO:






2.B.



Ratify the selection
of Price Waterhouse
LLP as the
independent auditors
of your fund.
FOR

/    /
AGAINST

/    /
ABSTAIN

/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






   A
 .1</
R>.
Diversification.

/    /

/    /

/    /



B.1.
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.1.

Making loans.

/    /

/    /

/    /






   D
 .1</
R>.

Investments in real
estate.
/    /
/    /
/    /



E.1.


   Concentration of
its assets    .
/    /
/    /
/    /



F.
Senior
   securities    .
/    /
/    /
/   /



G.2.
Investments in
   commodities    .
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management
owns securities.





/    /





/    /





/    /



B.2.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.1.
Pledging assets.
/    /
/    /
/    /



E.1.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas and
mineral interests.
/    /
/    /
/    /



G.
Investing to gain
control of a
company's
management.
/    /
/    /
/    /

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided.
Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to
provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

City                          State                    Zip
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Telephone
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DO YOU HAVE ANY COMMENTS?

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _
Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on December 5, 1996        for
 Putnam
Michigan Tax Exempt Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E.
Patterson, and each of them separately, Proxies, with power of substitution, and hereby
authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Michigan Tax Exempt Income Fund on December 5, 1996, at
 2:00 p.m.,
Boston time, and at any adjournments thereof, all of the shares of the fund that the
undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us.
If you simply
sign the proxy, it will be voted Trustees as set forth in Proposal 1 and FOR each of
the other Proposals listed below    .  In their discretion, the Proxies will
 also be
authorized to vote upon such other matters that may properly come before the meeting.

Note:     If you have questions on any of the proposals, please call
1-800-225-
          1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card.  If you are a joint owner, each
owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Shareholder sign here                             Date

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Co-owner sign here                                Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T.
     Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam,
G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PROPOSAL TO:






2.A.



Ratify the selection
of Coopers & Lybrand
L.L.P. as the
independent auditors
of your fund.
FOR

/    /
AGAINST

/    /
ABSTAIN

/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






   A
 .1</
R>.
Diversification.

/    /

/    /

/    /



B.1.
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.1.

Making loans.

/    /

/    /

/    /






   D
 .1</
R>.

Investments in real
estate.
/    /
/    /
/    /



E.1.


   Concentration of
its assets    .
/    /
/    /
/    /



F.
Senior
   securities    .
/    /
/    /
/   /



G.2.
Investments in
   commodities    .
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management
owns securities.





/    /





/    /





/    /



B.2.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.1.
Pledging assets.
/    /
/    /
/    /



E.1.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas and
mineral interests.
/    /
/    /
/    /



G.
Investing to gain
control of a
company's
management.
/    /
/    /
/    /

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided.
Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to
provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

City                          State                    Zip
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Telephone
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DO YOU HAVE ANY COMMENTS?

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _
Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on December 5, 1996        for
Putnam
Minnesota Tax Exempt Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E.
Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Minnesota Tax Exempt Income Fund on December 5, 1996, at
 2:00 p.m.,
Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted Trustees as set forth in Proposal 1 and FOR each of
the other Proposals listed below    .  In their discretion, the Proxies will
also be
authorized to vote upon such other matters that may properly come before the meeting.

Note:     If you have questions on any of the proposals, please call
1-800-225-
          1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee,
 or
guardian, or as custodian for a minor, please give your full title as such.
If you are
signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Shareholder sign here                        Date

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Co-owner sign here                           Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T.
     Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam,
G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PROPOSAL TO:






2.B.



Ratify the selection
of Price Waterhouse
   LLP     as the
independent auditors
of your fund.
FOR

/    /
AGAINST

/    /
ABSTAIN

/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






   A
 .1</
R>.
Diversification.

/    /

/    /

/    /



B.1.
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.1.

Making loans.

/    /

/    /

/    /






   D
 .1</
R>.

Investments in real
estate.
/    /
/    /
/    /



E.1.


   Concentration of
its assets    .
/    /
/    /
/    /



F.
Senior
   securities    .
/    /
/    /
/   /



G.2.
Investments in
   commodities    .
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management
owns securities.





/    /





/    /





/    /



B.2.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.1.
Pledging assets.
/    /
/    /
/    /



E.1.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas and
mineral interests.
/    /
/    /
/    /



G.
Investing to gain
control of a
company's
management.
/    /
/    /
/    /

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided.
Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

City                          State                    Zip
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Telephone
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DO YOU HAVE ANY COMMENTS?

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed or your convenience.

THANK YOU!
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _ _ _ _ _ _ _ _ _ _
Please fold at perforation before detaching.

Proxy for a meeting of shareholders to be held on December 5, 1996        for
Putnam Ohio
Tax Exempt Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and
 Robert E.
Patterson, and each of them separately, Proxies, with power of substitution, and hereby
authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Ohio Tax Exempt Income Fund on December 5, 1996, at
2:00 p.m.,
Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us.
If you simply
sign the proxy, it will be voted Trustees as set forth in Proposal 1 and FOR each of
the other Proposals.listed below    .  In their discretion, the Proxies will
 also be
authorized to vote upon such other matters that may properly come before the meeting.

Note:     If you have questions on any of the proposals, please call
          1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee,
 or
guardian, or as custodian for a minor, please give your full title as such.
If you are
signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Shareholder sign here                        Date

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Co-owner sign here                           Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T.
     Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam,
G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PROPOSAL TO:






2.A.



Ratify the selection
of Coopers & Lybrand
L.L.P. as the
independent auditors
of your fund.
FOR

/    /
AGAINST

/    /
ABSTAIN

/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






   A
 .1</
R>.
Diversification.

/    /

/    /

/    /



B.1.
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.1.

Making loans.

/    /

/    /

/    /






   D
 .1</
R>.

Investments in real
estate.
/    /
/    /
/    /



E.1.


   Concentration of
its assets    .
/    /
/    /
/    /



F.
Senior
   securities    .
/    /
/    /
/   /



G.2.
Investments in
   commodities    .
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management
owns securities.





/    /





/    /





/    /



B.2.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



D.1.
Pledging assets.
/    /
/    /
/    /



E.1.
Investments in
restricted
securities.

/    /

/    /

/    /



F.1.
Investments in
certain oil, gas and
mineral interests.
/    /
/    /
/    /



G.
Investing to gain
control of a
company's
management.
/    /
/    /
/    /

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided.
Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to
provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

City                          State                    Zip
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

Telephone
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DO YOU HAVE ANY COMMENTS?

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible.
A postage-paid envelope is enclosed
for your convenience.

THANK YOU!
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Please fold at perforation before detaching

Proxy for a meeting of shareholders to be held on December 5, 1996        for
Putnam New
Jersey Tax Exempt Income Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E.
Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New Jersey Tax Exempt Income Fund on December 5, 1996, at 2:00
p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us.
If you simply
sign the proxy, it will be voted Trustees as set forth in Proposal 1 and FOR each of
the other Proposals listed below    .  In their discretion, the Proxies will
also be
authorized to vote upon such other matters that may properly come before the meeting.

Note:     If you have questions on any of the proposals, please call
1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee,
 or
guardian, or as custodian for a minor, please give your full title as such.
If you are
signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Shareholder sign here                        Date

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
Co-owner sign here                           Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
OTHER PROPOSALS LISTED BELOW.

Please mark your choices / X / in blue or black ink.

1.   Proposal to elect Trustees
     The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A. Hill, R.J. Jackson, E.T.
     Kennan, L.J. Lasser, R.E. Patterson, D.S. Perkins, W.F. Pounds, G. Putnam,
 G. Putnam,
     III, E. Shapiro, A.J.C. Smith and W.N. Thorndike.

/  /      FOR electing all the nominees
          (except as indicated to the contrary below)

/  /      WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PROPOSAL TO:






2.A.




Ratify the selection
of Coopers & Lybrand
L.L.P. as the
independent auditors
of your fund.
FOR

/    /
AGAINST

/    /
ABSTAIN

/    /


3.





Amend the fund's
fundamental
investment
restriction with
respect to:






B.2.
Investments in the
voting securities of
a single issuer.

/    /

/    /

/    /




C.1.

Making loans.

/    /

/    /

   /    /



D.2.
Investments in real
estate.
/    /
/
/
/    /



E.1.
   Concentration of
its assets    .
/    /
/    /
/    /



F.
Senior
   securities    .
/    /
/    /
/   /



G.1.
Investments in
   commodities    .
/    /
/    /
/    /


4.

Eliminate the fund's
fundamental
investment
restriction with
respect to:






A.
Investments in
securities of
issuers in which
management of the
fund or Putnam
Investment
Management
owns securities.





/    /





/    /





/    /



B.1.
Margin transactions.
/    /
/    /
/    /



C.
Short sales.
/    /
/    /
/    /



   D
 .3</
R>.
Pledging assets.
/    /
/    /
/    /



E.1.
Investments in
restricted
securities.

/    /

/    /

/    /



F.3.
Investments in
certain oil, gas and
mineral interests.
/    /
/    /
/    /



G.
Investing to gain
control of a
company's
management.
/    /
/    /
/    /



H.
Investments in other
investment
companies.
/   /
/    /
/    /